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                                                                  EXHIBIT 10.2.1


                                 AMENDMENT NO. 1
                                     TO THE
                              AMENDED AND RESTATED
                          MANAGEMENT SERVICES AGREEMENT

This Amendment No. 1 (the "Amendment") to the amended and restated MANAGEMENT SERVICES AGREEMENT ("Agreement"), dated as of December 18, 1997, by and among Iridium LLC, a Delaware limited liability company ("Iridium"), Iridium Operating LLC, a Delaware limited liability company ("Operating") and Iridium World Communications Ltd., a Bermuda company ("IWCL" and together with Iridium and Operating, the "Parties"), is dated as of December 23, 1998 and is made by and among the Parties. Terms used but not defined herein shall have the meanings assigned to them in the Agreement.

                                    RECITALS

WHEREAS, the Parties wish to expressly agree to the right of Operating to grant a security interest in its rights under the Agreement in favor of lenders (the "Lenders") party to the Senior Secured Credit Agreement (the "Credit Agreement"), to be entered into on December 23, 1998, among Operating, The Chase Manhattan Bank, as administrative agent and as collateral agent, Chase Securities Inc. and Barclays Bank PLC as global lead arrangers and joint book managers, Barclays Bank PLC as documentation agent and the Lenders thereunder. Accordingly, in consideration of the premises and consideration herein contained, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

       1. Each reference in the Agreement to the "Secured Bank Facility" or words of similar import shall be deemed to include the secured bank facility contemplated by the Credit Agreement.

       2. Each reference in the Agreement to the "Secured Lenders" or words of similar import shall be deemed to include the Lenders.

       3. Binding Effect. Except as herein provided, the Agreement shall remain unchanged and in full force and effect.

       5. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be identical and all of which, when taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

       6. Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of Delaware.



                                Amendment No. 1
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                                  IRIDIUM LLC


                                  By
                                      ---------------------------
                                      Roy Grant
                                      Vice President
                                      and Chief Financial Officer



                                  IRIDIUM OPERATING LLC


                                  By
                                      ---------------------------
                                      F. Thomas Tuttle
                                      Vice President, General Counsel
                                      and Secretary



                                  IRIDIUM WORLD COMMUNICATIONS LTD.


                                  By
                                      ---------------------------
                                      Robert W. Kinzie
                                      Chairman



                                Amendment No. 1